THE CHASE MANHATTAN BANK, N.A.                                  DONALD E. FURRER
380 Madison Avenue                                              Vice President
New York, New York 10017




[LOGO] CHASE




January 12, 1996

Mr. William Dye, President
Linographics Corp.
20 West 20th Street
New York, New York 10011

Dear Bill:

Reference is made to the Credit Agreement dated as of December 19, 1995, as amended, between Linographics Corporation (the "Borrower") and The Chase Manhattan Bank, N.A. (the "Bank") (as amended or otherwise modified from time to time). Terms used herein which are defined in the Credit Agreement are used herein as therein.

It is hereby agreed by the Borrower and the Bank as follows:

The Credit Agreement is, effective as of January 12, 1996, hereby amended as follows:

1. All references to T/X Corporation will now apply to Linographics (Delaware Corporation). Linographics (Delaware Corporation) will be a wholly owned subsidiary of Unidigital Corp. We delete our reference to T/X Corporation as a wholly owned subsidiary of Linographics Corp.

2. Covenants, Post Distribution of S-Corp Earnings, is amended to require a Minimum Tangible Net Worth of $775,000 through 3/31/96, at which time the requirement for the Minimum Tangible Net Worth Covenant shall increase to $800,000.

3. With reference to the Minimum Debt Service Coverage Covenant, it is noted that no principal defined as Short Term Bank Borrowing is included in the Fixed Principal calculation of this covenant.

4. The Business Term Loan Agreement dated 12/21/95 is amended by deleting
Section i, Loans or Investments, and Section j, Dividends.

On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, shall mean the Credit Agreement as amended by this letter amendment.

If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning this letter to The Chase Manhattan Bank, N.A., 380 Madison Avenue, New York, New York 10017, Attention: Donald Furrer. This letter amendment shall become effective as of January 12, 1996 when and if the counterparts of this letter amendment shall have been executed by the Lender and the Borrower.

Except as specifically amended above, the Credit Agreement and all other Loan Documents, shall remain in full force and effect and are hereby ratified and confirmed.


Sincerely,


THE CHASE MANHATTAN BANK, N.A,


/s/Donald Furrer
-----------------------------
Donald Furrer, Vice President

The foregoing is acknowledged and agreed to as of January     1996:
                                                          --,
Linographics Corporation

By: /s/ William E. Dye
----------------------
ITS: President
Date: 11/12/96

                           GRID TIME PROMISSORY NOTE
                          (PRIME RATE--360-DAY BASIS)

$850,000.00                                                  New York, New York

                                                                    12/22, 1995

 For value received, the undersigned unconditionally (and if more than one, jointly and severally) promises to pay to the order of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) (the "Bank"), at its principal office located at 1
Chase Manhattan Plaza, New York, New York 10081, the principal amount of
Eight Hundred Fifty Thousand DOLLARS ($850,000.00) or, if less, the unpaid principal amount of each loan made to the undersigned by the Bank and outstanding under this Note, on the maturity date(s) as shown on the attached schedule or any continuation of the schedule.

 The undersigned promise(s) to pay interest on the unpaid balance of the principal amount of each such loan from and including the date of each such loan to but excluding the due date of such loan at a variable rate per annum equal to: (a) that rate of interest from time to time announced by the Bank at said principal office as its prime commercial lending rate (the "Prime Rate") plus (b) 1/2% (the "Margin"). Interest shall be payable on the first day of each calendar month (commencing on the first such date occurring after the date of the first such loan) and on any payment of such principal. Any principal not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from and including the date due to but excluding the date paid in full at a variable rate per annum equal to: (x) 2% plus (y) the Prime Rate plus
(z) the Margin; such interest to be payable on demand and on any payment of such principal. The interest rate on this Note shall change in accordance with, and changes in such interest rate shall be effective as of the effective date of, announcements by the Bank of changes in the Prime Rate. Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

 All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds at the Bank's principal office specified above. If any loan evidenced by this Note becomes due and payable on a Saturday, Sunday or a day that is not a banking day in New York City, the maturity of such loan shall be extended to the next succeeding banking day, and interest shall be payable for such extension on such loan at the rate of interest specified in this Note. The Bank may (but shall not be obligated to) debit the amount of any payment under this Note that is not made when due to any deposit account of (any of) the undersigned with the Bank. If the undersigned are more than one, all obligations of each of the undersigned under this Note shall be joint and several. This Note may be prepaid without penalty.

 The date, amount and maturity date of each loan under this Note and each payment of principal, loan(s) to which such principal is applied (which shall be at the discretion of the Bank) and the outstanding principal balance of loans, shall be recorded by the Bank on its books and prior to any transfer of this Note (or, at the discretion of the Bank at any other time) endorsed by the Bank on the schedule attached or any continuation of the schedule. Any such endorsement shall be conclusive in the absence of manifest error.

 If any of the following events of default shall occur with respect to (any of) the undersigned: (a) the undersigned shall fail to pay the principal of, or interest on, this Note, or any other amount payable under this Note, as and when due and payable; (b) any representation or warranty made or deemed made by the undersigned in this Note or in any document granting security or support for (or otherwise executed in connection with) this Note or by any third party supporting or liable with respect to this Note (whether by guaranty, subordination, grant of security or any other credit support, a "Third Party") in any document evidencing the obligations of a Third Party (this Note and all of the foregoing documents of the undersigned or a Third Party being the "Facility Documents") or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Facility Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; (c) the undersigned or any Third Party shall fail to perform or observe any term, covenant or agreement contained in any Facility Document on its part to be performed or observed; (d) the undersigned or any Third Party shall fail to pay when due any indebtedness (including but not limited to indebtedness for borrowed money) or if any such indebtedness shall become due and payable, or shall be capable of becoming due and payable at the option of any holder thereof, by acceleration of its maturity, or if there shall be any default by the undersigned or any Third Party under any agreement relating to such indebtedness; (e) the undersigned or any Third Party: (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (ii) shall make an assignment for the benefit of creditors; (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation; (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 30 days or shall consent or acquiesce thereto; or (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property; (f) the undersigned or any Third Party shall die, dissolve or for any reason cease to be in existence or if the undersigned or any Third Party is a partnership, any general partner shall die, dissolve or for any reason cease to be in existence or cease to be a partner; (g) any Third Party Facility Document shall at any time and for any reason cease to be in full force and effect or shall be declared null and void, or its validity or enforceability shall be con-tested by the relevant Third Party or such Third Party shall deny it has any further liability or obligation under any Facility Document or shall fail to perform its obligations under any Facility Document; (h) any security agreement or other agreement whether by the undersigned or any Third Party) granting a security interest, lien, mortgage or other encumbrance securing obligations under any Facility Document shall at any time and for any reason cease to create a valid and perfected first priority security interest, lien, mortgage or other encumbrance in or on the property purported to be subject to such agreement or shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability of any such agreement shall be contested by any party to such agreement, or such party shall deny it has any further liability or obligation under such agreement or any such party shall fail to perform any of its obligations under such agreement: THEN, in any such case, if the Bank shall elect by notice to the undersigned, the unpaid principal amount of this Note, together with accrued interest shall become forthwith due and payable; provided that in the case of an event of default under (e) above, the unpaid principal amount of this Note, together with accrued interest, shall immediately become due and payable without any notice or other action by the Bank.

 The undersigned waive(s) presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

 The undersigned agree(s) to reimburse the Bank on demand for all costs, expenses and charges (including, without limitation, fees and charges of external legal counsel for the Bank and costs allocated by its internal legal department) in connection with the interpretation, performance or enforcement of this Note.

 This Note shall be binding on (each of) the undersigned and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns, except that the undersigned may not delegate any obligations hereunder without the prior written consent of the Bank. Without limiting any provision of this Note, the obligations under this Note shall continue in full force and effect and shall be binding on: (a) the estate of the undersigned if (any of) the undersigned is an individual; and (b) any successor partnership and on previous partners and their respective estates if (any of) the undersigned is a partnership, regardless of any change in the partnership as a result of death, retirement or otherwise.

 The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in the City of New York. Service of process by the Bank in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below. The undersigned waive(s) any right the undersigned may have to jury trial.

 This Note shall be governed by, and interpreted and construed in accordance with, the law of the State of New York; provided that the foregoing is not intended to limit the maximum rate of interest which may be charged or collected by the Bank on this Note if, under the law applicable to it, the Bank may charge or collect such interest at a higher rate than is permissible under the law of said State. In no case shall the interest on this Note exceed the maximum amount which the Bank may charge or collect under such law applicable to it.

 Address for notices:

20 West 20th Street                          Linographics Corporation
-----------------------------------          -----------------------------------
New York, NY 10011                           By /s/ William E. Dye
-----------------------------------             --------------------------------
                                                Title: President
-----------------------------------          By --------------------------------
                                                Title:

Address for notices:

-----------------------------------          -----------------------------------

-----------------------------------          By --------------------------------
                                                Title:
-----------------------------------          By --------------------------------
                                                Title:

[LETTERHEAD] CHASE MANHATTAN



December 19, 1995


BY HAND

Mr. William E. Dye, President
Linographics Corporation
20 West 20th Street
New York, New York 10011

Dear Mr. Dye:

The Chase Manhattan Bank, N.A. (the "Bank") is pleased to make available to Linographics Corporation (Linographics) and T/X Corporation (T/X), its wholly-owned subsidiary, Credit Facilities in the aggregate amount of $1,300,000, including $300,000 in Term Loans to provide for the purchase of equipment and leasehold improvements, and Lines of Credit to be extended at the Bank's sole discretion, of up to $1,000,000 for working capital, subject but not limited to, the following terms and conditions:

                                    LINOGRAPHICS CORPORATION:

TERM LOAN/LEASING FACILITY

FACILITY:

A $150,000 five (5) year term loan shall be extended to Linographics for leasehold improvements.

AMORTIZATION:

Sixty (60) monthly principal payments of $2,500, plus interest, and a final principal payment, now estimated to be $2,500, due at maturity plus interest thereon.

INTEREST RATE:

Floating Rate Option:
Bank's Prime Rate, plus one-half (1/2%) percent in effect from time to time, 360 day basis.

Fixed Rate Option:

Bank's fixed rate money market option (herein called "Fixed Rate"). The Fixed Rate shall be quoted to Linographics from time to time as of the date hereof and fixed at the funding under the terms herein set forth. Interest shall be calculated on the basis of a 360 day year. the fixed rate is subject to availability as determined by the Bank. An indicative rate if the Term loan closed today would be 8.25%.

PREPAYMENT:

FLOATING RATE:

Full or partial prepayment shall be permitted at any time without penalty on the floating rate option.

FIXED RATE:

Full prepayment shall only be permitted provided that Linographics, in consideration of its privilege to prepay the term loan, shall make an additional payment to the Bank, which shall be equal to (a) the outstanding balance of the Term Loan times (b) the years and/or fraction thereof remaining until the maturity of the Term Loan times (c) the difference between (i) the Fixed Rate and (ii) the yield on United States Government treasury obligations with a maturity approximately equal to the remaining Term Loan term, if such yield is less than the Fixed Rate. No partial prepayment shall be permitted.

COMMITMENT FEE:

Linographics shall pay the Bank a non-refundable fee of 1/2% ($750) of the Term Loan, which is due upon signing of the Commitment Letter. If for any reason whatsoever the Term Loan does not close, other than the willful default of the Bank in making the Term Loan, the Bank may retain the entire Commitment Fee as liquidated damages in view of the difficulty of establishing the actual damage incurred by the Bank as a result of failure to close.

LINE OF CREDIT

FACILITY:

Up to a maximum of $850,000 will be available for working capital purposes.

INTEREST RATE:

Borrowings will be priced at the Bank's Prime Rate, plus one-half (1/2%) percent.

BORROWING BASE:

All drawdowns will be subject to a maximum borrowing base not to exceed 80% of eligible accounts receivable aged ninety (90) days and less. Linographics will provide a monthly borrowing base certificate to the Bank within thirty (30) days after the end of each month so long as there are loans outstanding under the Line of Credit.

Any credit which the Bank may extend will be on terms and conditions as we may require at the time Linographics requests an advance and must be evidenced by documents in form and substance satisfactory to the Bank.

FACILITY FEE:

A facility fee of one half (1/2%) percent ($4,250) payable upon signing of this Commitment Letter. Thereafter, one half (1/2%) percent of the entire Line of Credit will be collected on an annual basis on the anniversary date of the Line of Credit.

The Bank will continue to offer the Credit Facility as outlined herein in its sole discretion subject to the Linographics economic and financial condition remaining acceptable to the Bank and Linographics maintenance of a satisfactory relationship with the Bank. In any event, this Credit Facility is available until December 31, 1996.

                                    T/X CORPORATION:

TERM LOAN/LEASING FACILITY

FACILITY:

A $150,000 five (5) year term loan shall be extended to T/X for equipment acquisition.

AMORTIZATION:

Sixty (60) monthly principal payments of $2,500, plus interest, and a final principal payment, now estimated to be $2,500, due at maturity plus interest thereon.

INTEREST RATE:

Floating Rate Option:
Bank's Prime Rate, plus one-half (1/2%) percent in effect from time to time, 360 day basis.

Fixed Rate Option:
Bank's fixed rate money market option (herein called "Fixed Rate"). The Fixed Rate shall be quoted to T/X from time to time as of the date hereof and fixed at the funding under the terms herein set forth. Interest shall be calculated on the basis of a 360 day year. the fixed rate is subject to availability as determined by the Bank. An indicative rate if the Term loan closed today would be 8.25%.

PREPAYMENT:
FLOATING RATE:

Full or partial prepayment shall be permitted at any time without penalty on the floating rate option.

FIXED RATE:

Full prepayment shall only be permitted provided that T/X, in consideration of its privilege to prepay the term loan, shall make an additional payment to the Bank, which shall be equal to (a) the outstanding balance of the Term Loan times
(b) the years and/or fraction thereof remaining until the maturity of the Term Loan times (c) the difference between (i) the Fixed Rate and (ii) the yield on United States Government treasury obligations with a maturity approximately equal to the remaining Term Loan term, if such yield is less than the Fixed Rate. No partial prepayment shall be permitted.

COMMITMENT FEE:

T/X shall pay the Bank a non-refundable fee of 1/2% ($750) of the Term Loan which is due upon signing of the Commitment Letter. If for any reason whatsoever the Term Loan does not close, other than the willful default of the Bank in making the Term Loan, the Bank may retain the entire Commitment Fee as liquidated damages in view of the difficulty of establishing the actual damage incurred by the Bank as a result of failure to close.

LINE OF CREDIT

FACILITY:

Up to a maximum of $150,000 will be available for working capital purposes.

INTEREST RATE:

Borrowings will be priced at the Bank's Prime Rate, plus one-half (1/2%) percent.

CLEAN-UP:

No amounts may be outstanding under this facility during a 30 consecutive day period during the year.

Any credit which the Bank may extend will be on terms and conditions as we may require at the time the T/X requests an advance and must be evidenced by documents in form and substance satisfactory to the Bank.

FACILITY FEE:

A facility fee of one half (1/2%) percent ($750) payable upon signing of this Commitment Letter. Thereafter, one half (1/2%) percent of the entire Line of Credit will be collected on an annual basis on the anniversary date of the Line of Credit.

The Bank will continue to offer the Credit Facility as outlined herein in its sole discretion subject to T/X's economic and financial condition remaining acceptable to the Bank and the T/X's maintenance of a satisfactory relationship with the Bank. In any event, this Credit Facility is available until December 31, 1996.

GENERAL CONDITIONS OF THE CREDIT FACILITY:

All extensions of credit which the Bank may grant will be evidenced by documents in form and substance satisfactory to the Bank. The Bank will require the Companies to furnish the following support, which must remain in place as long as the Credit Facilities as outlined herein are outstanding:

COLLATERAL/CONDITIONS:

1) Priority  UCC-1 Filing + GSA on all assets of Linographics Corp and T/X
   Corp.

2) Management will subordinate $376,000 of loans due officers that will arise out of payments to stockholders of $750,000, of which $500,000 will then be lent back to the company by Linographics stockholders/officers. As it is intended for these notes to be repaid at the time of, and with proceeds from the Initial Public Offering (IPO), the bank will release its above subordination at the time of the IPO, for it to be replaced by a loan of $376,000 from Unidigital Corp to Linographics Corp, which is to be subordinated to the Bank.

3) Require a no material adverse change letter from Management for Draft FYE 8/31/95.

4) Monthly borrowing base certificate when line is outstanding for Linographics New York operation, with advances up to 80% of eligible A/R's 90 days and less.

5) The Bank will release the subordination of the $376,000 loan from Unidigital Corp to Linographics Corp. upon Linographics compliance with the Tangible Net Worth Covenant exclusive of this subordinated debt.

6) Upon completion of Initial Public Offering (IPO), Chase will acquire Corporate Guarantee of Unidigital Corp, the new parent holding company for all facilities. The personal guaranties of Bill Dye and Steve McErlain will be released upon successful completion of the IPO, and compliance with all covenants and conditions as stated in this Commitment Letter.

COVENANTS: ALL COVENANTS ARE TO BE MEASURED FOR LINOGRAPHICS AND U.S. AFFILIATES ON A COMBINED BASIS.

Pre-Distribution of S-Corp. Earnings

1. Minimum Tangible Net Worth (TNW) of $1.5 million, with TNW defined as Net Worth plus subordinated debt less all intangibles including due from affiliates.

2. Minimum Debt Service Coverage (DSC) of 1.5 times, with DSC defined as Earnings before interest, taxes, depreciation, and amortization (EBITDA) divided by total fixed principal and lease payments plus interest expense.

Post-Distribution of S-Corp. Earnings

1) Minimum Tangible Net Worth of $800M.(Same definition as above)

2) Minimum Debt Service Coverage of 1.5 times (Same definition as above)

REPORTING:

1) Annual Fiscal consolidated statements prepared on an audited basis delivered to the bank within 120 days for Unidigital Corp, along with consolidating statements for each subsidiary.

2) Quarterly 10 K and 10 Q report for Unidigital Corp.

3) Internally prepared statements on Linographics and T/X on a semi-annual basis.

This letter is for your information only and is not to be shown to or relied upon by third parties. This letter constitutes the entire understanding between the Bank and the Company and supersedes all prior discussions.

The Credit Facility described herein will not be made available to the Companies until they acknowledge its understanding and agreement to the above terms and conditions. If this letter correctly sets forth your understanding of the terms and conditions regarding the Credit Facility, please indicate your acceptance by signing in the space indicated and returning the original to the Bank no later than December 30, 1995. If not accepted by you, the offer contained herein shall at the Bank's option expire. The Commitment Fee of $1,500 and Facility Fee of $5,000 shall be payable upon your acceptance of this letter.

We appreciate this opportunity to work with you and look forward to the continued development of our mutually beneficial relationship.

Very truly yours,

THE CHASE MANHATTAN BANK, N.A.


BY: /s/ Donald Furrer
    -------------------------
    Donald Furrer
    Vice President


AGREED AND ACCEPTED

ON THIS DAY 21st  DAY OF DECEMBER 1995

LINOGRAPHICS CORPORATION


BY: /s/ William E. Dye
    -------------------------
    Title: President


T/X CORPORATION

BY:
    -------------------------

Title:
      -----------------------

                             GUARANTY BY CORPORATION

         WHEREAS, Linographics Corporation (hereinafter referred to as the "Borrower"), a corporation organized under the laws of NEW YORK, (has obtained or desires or may desire at some time and/or from time to time to obtain financial accommodation from THE CHASE MANHATTAN BANK, N.A. and/or any of its subsidiaries and/or affiliates (hereinafter, with their respective successors and assigns, collectively or individually, as the context may require, referred to as the "Bank"); and

         WHEREAS, the undersigned (hereinafter referred to as the "Guarantor"), a corporation organized under the laws of Delaware, represents that it owns directly or indirectly a substantial amount of the stock of the Borrower and/or is financially interested in its affairs and expects to derive advantage from each and every such accommodation;

         1. NOW, THEREFORE, for valuable consideration, the receipt whereof by the Guarantor is hereby acknowledged, and to induce the Bank, at its option, at any time or from time to time, to extend financial accommodation, with or without security, to or for the account of the Borrower, or in respect of which the Borrower may be liable in any capacity (the term "financial accommodation" including, without limitation, extension of loans, credit or accommodation, issuance or confirmation of letters of credit or creation of acceptances, or discount or purchase of, or loans on, accounts, leases, instruments, securities, documents, chattel paper and other security arrangements, or other property, or entering into any foreign exchange, precious metals or other contract or agreement between Borrower and the Bank), the Guarantor hereby unconditionally guarantees to the Bank, irrespective of the validity, regularity or enforceability of any instrument, writing or arrangement relating to or the subject of any such financial accommodation (each such instrument, writing or arrangement being hereinafter referred to as, and included in the term, "Credit Arrangement") or of the obligations thereunder and irrespective of any present or future law or order of any government (whether of right or in fact and whether the Bank shall have consented thereto) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any obligation of the Borrower or other obligor or to vary the terms of payment, that the Borrower will promptly perform and observe every agreement and condition in any Credit Arrangement to be performed or observed by the Borrower, that all sums stated to be payable in, or which become payable under, any Credit Arrangement, and all other sums which may be owing by the Borrower to the Bank now or hereafter, will be promptly paid in full when due, whether at maturity or earlier by reason of acceleration or otherwise, or, if now due, when payment thereof shall be demanded by the Bank, together with interest and any and all legal and other costs and expenses paid or incurred in connection therewith by the Bank, and, in case of one or more extensions of time of payment or renewals, in whole or in part, of any Credit Arrangement or obligation, that the same will be promptly paid or performed when due, according to each such extension or renewal, whether at maturity or earlier by reason of acceleration or otherwise. The Guarantor agrees that, as between the Guarantor and the Bank, the obligations of the Borrower guaranteed hereunder may be declared to be due and payable for purposes of this guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against the Borrower and that, in the event of any such declaration (or attempted declaration), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantor for purposes of this guaranty. The Guarantor further guarantees that all payments made by the Borrower to the Bank on any obligation hereby guaranteed will, when made, be final and agrees that if any such payment is recovered from, or repaid by, the Bank in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower, this guaranty shall continue to be fully applicable to such obligation to the same extent as though the payment so recovered or repaid had never been originally made on such obligation.

         2. The Guarantor hereby consents that from time to time, without notice to or further consent of the Guarantor, the performance or observance by the Borrower of any Credit Arrangement or obligation may be waived or the time of performance thereof extended by the Bank, and payment of any obligation hereby guaranteed may be accelerated in accordance with any agreement between the Bank and any party liable with respect thereto, or may be extended, or any Credit Arrangement may be renewed in whole or in part, or the terms of any Credit Arrangement or any part thereof may be changed, including increase or decrease in the rate of interest thereon, or any collateral therefor may be exchanged, surrendered or otherwise dealt with as the Bank may determine, and any of the acts mentioned in any Credit Arrangement may be done, all without affecting the liability of the Guarantor hereunder. The Guarantor hereby waives presentment of any instrument, demand of payment, protest and notice of non-payment or protest thereof or of any exchange, sale, surrender or other handling or disposition of any such collateral, and any requirement that the Bank exhaust any right, power or remedy or proceed against the Borrower under any Credit Arrangement or against any other person under any other guaranty of, or security for, any of the obligations guaranteed hereunder. No payment by the Guarantor pursuant to any provision hereunder shall entitle the Guarantor, by subrogation to the rights of the Bank or otherwise, to any payment by the Borrower (or out of the property of the Borrower) except after payment in full of all sums (including interest, costs and expenses) which may be or become payable by the Borrower to the Bank at any time or from time to time.

         3. This guaranty shall be a continuing guaranty, and the co-guarantor or co-guarantors, if any, or any other party liable upon or in respect of any obligation hereby guaranteed may be released without affecting the liability of the Guarantor, and the Bank may continue to act in reliance hereon until the receipt by the Bank, at its principal office at 1 Chase Manhattan Plaza, New York, New York 10081, and by the departments and offices of the Bank extending financial accommodation to the Borrower, of written notice from the Guarantor not to give further financial accommodation in reliance hereon, provided that such notice shall not affect the obligations of the Guarantor hereunder with respect to any such accommodation given prior to such notice.

         4. The Bank may assign this guaranty or any of its rights and powers hereunder, with all or any of the obligations hereby guaranteed, and may assign and/or deliver to any such assignee any of the Security herefor and, in the event of such assignment, the assignee hereof or of such rights and powers and of such Security, if any such Security be so assigned and/or delivered, shall have the same rights and remedies as if originally named herein in place of the Bank, and the Bank shall be thereafter fully discharged from all responsibility with respect to any such Security so assigned and/or delivered.

         5. Notice of acceptance of this guaranty and of the incurring of any and all of the obligations of the Borrower hereinbefore mentioned is hereby waived. This guaranty and all rights, obligations and liabilities arising hereunder shall be governed by and construed according to the laws of the State of New York. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

         6. As security for its obligations hereunder, the Guarantor hereby grants to the Bank a security interest in, a general lien upon and/or right of set-off of, the following (herein referred to as the Security): All personal property and fixtures of the Guarantor, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, but not limited to, the balance of every deposit account, now or hereafter existing, of the Guarantor with the Bank and any other claim of the Guarantor against the Bank, now or hereafter existing, and all money, goods (including equipment, farm products and inventory), instruments, securities, documents, chattel paper, accounts, contract rights, general intangibles, credits, claims, demands, precious metals and any other property, rights and interests of the Guarantor, and shall include the proceeds, products and accessions of and to any thereof. With respect to the Security, or any part thereof, which at any time shall come into the possession or custody or under the control of the Bank or any of its agents, associates or correspondents, for any purpose, the right is expressly granted to the Bank, at its discretion, to transfer to or register in the name of itself or its nominee any of the Security; to exchange any of the Security for other property upon any reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Security with any committee or depositary upon such terms as it may determine; to notify any account debtor or obligor on an instrument to make payment to the Bank; and to exercise or cause its nominee to exercise all or any powers with respect to the Security with the same force and effect as an absolute owner thereof; all without notice (except such notice as may be required by applicable law and cannot be waived) and without liability except to account for property actually received by it. Without limiting the generality of the foregoing, payments, distributions and/or dividends, in securities, property or cash, including without limitation dividends representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Security or any part thereof or resulting from any split-up, revision or reclassification of the Security or any part thereof or received in exchange for the Security or any part thereof as a result of a merger, consolidation or otherwise, shall be paid directly to and retained by the Bank and held by it until applied as herein provided, as additional collateral security pledged under and subject to the terms hereof. To the extent permitted by applicable law, the Bank shall have the right, with or without legal process and with or without prior notice or demand, to take possession of the Security or any thereof and to enter any premises for the purpose of taking possession thereof. The Bank shall be deemed to have possession of any of the Security in transit to or set apart for it or any of its agents, associates or correspondents. The right is expressly granted to the Bank, at its discretion, to file one or more financing statements under the Uniform Commercial Code naming the Guarantor as debtor and the Bank as secured party and indicating therein the types or describing the items of Security herein specified. Without prior written consent of the Bank the Guarantor will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Bank is not named as the sole secured party. The Bank shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security. The Bank may use or operate any of the Security for the purpose of preserving the Security or its value in the manner and to the extent the Bank deems appropriate, but the Bank shall be under no obligation to do so.

         7. In the event of default under this guaranty, the Guarantor shall, at the request of the Bank, assemble the Security at such place or places as the Bank designates in its request. The Bank shall have the rights and remedies with respect to the Security of a secured party under the Uniform Commercial Code (whether or not the Code is in effect in the jurisdiction where the rights and remedies are asserted). In addition, with respect to the Security, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Bank or any of its agents, associates or correspondents, the Bank may sell or cause to be sold in the Borough of Manhattan, New York City, or elsewhere, for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Security at any broker's board or at public or private sale, in any reasonable manner permissible under the Uniform Commercial Code (except that, to the extent permitted thereunder, the Guarantor hereby waives the requirements of said Code), free from any claim or right of whatsoever kind, including any equity of redemption, of the Guarantor, any such demand, notice or right and equity being hereby expressly waived and released. The Guarantor will pay to the Bank all expenses (including reasonable attorneys' fees and legal expenses incurred by the Bank) of, or incidental to, any actual or attempted sale or any exchange, enforcement, collection, compromise or settlement of any of the Security or receipt of the proceeds thereof, and for the care of the Security and defending or asserting the claims of the Bank in respect thereof, by litigation or otherwise; and all such expenses shall be obligations of the Guarantor hereunder.

         8. FOREIGN CURRENCY 0BLIGATIONS. With respect to each obligation (or portion thereof)hereby guaranteed that is payable in a foreign currency, the following provisions shall apply: the Guarantor shall be obligated to pay the Bank the unpaid amount of such guaranteed obligation in the same foreign currency and place in which such guaranteed obligation is payable by its terms; provided, however, that the Guarantor may, at its option (or, if for any reason whatsoever the Guarantor is unable to effect payment of such unpaid amount as aforesaid, the Guarantor shall be obligated to) pay to the Bank at its principal office in New York City the equivalent of such unpaid amount in United States currency computed at the Bank's selling-rate, most recently in effect on or prior to the date such guaranteed obligation becomes due, for cable transfers of such foreign currency to the place where such guaranteed obligation is payable. In any case in which the Guarantor shall make or shall be obligated to make such payment in United States currency, the Guarantor shall hold the Bank harmless from any loss incurred by the Bank arising from any change in the value of United States currency in relation to such foreign currency between the date such guaranteed obligation becomes due and the date the Bank is actually able, following the conversion of the United States currency paid by the Guarantor into such foreign currency and remittance of such foreign currency to the place where such guaranteed obligation is payable, to apply such foreign currency to such obligation. The term "foreign currency" as used herein shall be deemed to refer to that type of such currency which under applicable laws and regulations may be used to pay and discharge such guaranteed obligation.

         9. No provision of this guaranty may be modified or waived without the prior written consent of the Bank.

         IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed by its proper officers this 8th day of March, 1996.


                                           Unidigital, Inc.
Attest                                     By: /s/ William E. Dye
                                           ------------------------
                                           Title: President
/s/ Stephen McErlain
--------------------------------
    Secretary





[Seal]

STATE OF __________________
                              ss.:
COUNTY OF _________________

                  8th                        March            96
        On the ___________________ day of _______________, 19 ____, before me

                William Dye
came _____________________________________________________ , to me known, who,

                                                                305 Second
being by me duly sworn, did depose and say that he resides at ________________

Avenue, New York, N.Y.                                  President
_______________________________________ ; that he is _________________________

        Unidigital, Inc.
of ________________________________, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                        /s/ William E. Dye
                                        -----------------------------------

                Stephen McErlain
        I, ___________________________________________________________________

                        Unidigital, Inc.
as Secretary of ________________________________________________ , a corporation

                                                    Delaware
duly organized and existing under the laws of ________________________________ ,

hereby certify that a meeting of the Board of Directors of said Corporation was

                                8th                     March                96
duly called and held on the _______________ day of _____________________, 19___
and that at said meeting, at which a quorum was present and voting throughout, the following preambles and resolution, upon motion duly made and seconded, were duly and unanimously adopted:

                    Linographics Corporation
        "WHEREAS, _______________________________________________ (hereinafter referred to as the 'Borrower'), a corporation organized and existing

                                New York
        under the laws of __________________________________ has obtained or desires or may desire at some time and/or from time to time obtain loans or other financial accommodation from or conduct transactions with The Chase Manhattan Bank, N.A. and/or any of its subsidiaries and/or affiliates (hereinafter referred to as the 'Bank'); and

        WHEREAS, this Corporation owns directly or indirectly a substantial amount of the stock of the Borrower and/or is financially interested in its affairs and expects to derive advantage from each and every such loan, accommodation and/or transaction,

        NOW, THEREFORE, BE IT

        RESOLVED, that this Corporation guarantee the liabilities and obligations of the Borrower and of others to the Bank in the manner set forth in the agreement of guaranty presented to this meeting, which said agreement of guaranty and all of the terms and provisions thereof are in all respects approved and adopted, and that any of the officers of this Corporation be and hereby are, and each of them hereby is, authorized and directed to execute in the name and on behalf of this Corporation and to deliver to the Bank an agreement of guaranty in said form with such changes, if any, as the officer or officers of this Corporation executing the same may approve, and to do such other acts and things as may be necessary or advisable in order to carry out and perform on the part of this Corporation the covenants, conditions and agreements on its part to be carried out and performed as provided in said agreement of guaranty and in order to carry out and effect the full intent and purposes of this resolution."

        As said Secretary, I further certify that the foregoing preambles and resolution have not been repealed, annulled, altered or amended in any respect but remain in full force and effect and that the annexed instrument is the form of the agreement of guaranty presented to said meeting and referred to in and approved by the aforesaid resolution.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of
                           8th          March                  96
the said Corporation this ____ day of ___________________, 19 _____



                                        /s/ Stephen McErlain
                                        ---------------------------------------
                                        As Secretary of Said Corporation